                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER




The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated July 1, 1997, (97-5), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:


1. The Monthly Report for the period from November 1, 1997 to November 30, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and


2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of December, 1997.



                                  GREEN TREE FINANCIAL CORP.



                                  BY: /s/ Phyllis A. Knight
                                  ---------------------------
                                  Phyllis A. Knight
                                  Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.02%,6.17%,6.24%,6.42%,6.62%,6.82%,7.13%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                               MONTHLY REPORT
                                NOVEMBER 1997



                         CUSIP#'S   393505-VR0,VS8,VT6,VU3,VV1,VW9,VX7
                         TRUST ACCOUNT  #80-5040100
                         REMITTANCE DATE: 12/15/97


                                                   Total $         Per $1,000
                                                   Amount           Original
                                                ------------      ------------

Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                            $8,402,036.39


(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                          0.00


(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                       8,402,036.39

A.  Interest
    (2)  Aggregate Interest
         a. Class A-1 Remittance Rate(6.02%)            6.02%
         b. Class A-1 Interest                    287,213.77        3.99840983
         c. Class A-2 Remittance Rate(6.17%)            6.17%
         d. Class A-2 Interest                    204,905.70        5.14166667
         e. Class A-3 Remittance Rate(6.24%)            6.24%
         f. Class A-3 Interest                    315,510.00        5.20000000
         g. Class A-4 Remittance Rate(6.42%)            6.42%
         h. Class A-4 Interest                    504,954.40        5.35000000
         i. Class A-5 Remittance Rate(6.62%)            6.62%
         j. Class A-5 Interest                    123,716.77        5.51666667
         k. Class A-6 Remittance Rate(6.82%             6.82%
         l. Class A-6 Interest                    539,092.58        5.68333333
         m. Class A-7 Remittance Rate (7.13%
            unless the Weighted Average
            Contract rate is less than 7.13%)           7.13%
         n. Class A-7 Interest                    495,986.57        5.94166667

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.02%,6.17%,6.24%,6.42%,6.62%,6.82%,7.13%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 2



                         CUSIP#'S   393505-VR0,VS8,VT6,VU3,VV1,VW9,VX7
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 12/15/97


                                                   Total $         Per $1,000
                                                   Amount           Original
                                                ------------      ------------

(3)   Amount applied to:
      a. Unpaid Class A Interest
            Shortfall                                    .00               .00

(4)   Remaining:

      a. Unpaid Class A Interest
            Shortfall                                    .00               .00

B.    Principal
      (5) Formula Principal Distribution
          Amount                                4,047,495.60               N/A
          a. Scheduled Principal                  530,411.30               N/A
          b. Principal Prepayments              2,905,588.69               N/A
          c. Liquidated Contracts                  10,644.97               N/A
          d. Repurchases                                 .00               N/A
          e. Current Month Advanced Principal   1,392,642.33               N/A
          f. Prior Month Advanced Principal      (791,791.69)              N/A

      (6) Pool Scheduled Principal Balance    532,765,062.01

     (6b) Adjusted Pool Principal Balance     531,372,419.68      966.13167215
     (6c) Pool Factor                             0.96613167

      (7) Unpaid Class A Principal Shortfall
          (if any)following prior Remittance date        .00

      (8) Class A Percentage for such Remittance
          Date                                         92.30%

      (9) Class A Percentage for the following
          Remittance Date                              92.24%

                         GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.02%,6.17%,6.24%,6.42%,6.62%,6.82%,7.13%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 3


                         CUSIP#'S   393505-VR0,VS8,VT6,VU3,VV1,VW9,VX7
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 12/15/97



 (10) Class A Principal Distribution:
      a. Class A-1                              4,047,495.60       56.34669228
      b. Class A-2                                       .00               .00
      c. Class A-3                                       .00               .00
      d. Class A-4                                       .00               .00
      e. Class A-5                                       .00               .00
      f. Class A-6                                       .00               .00


                                                   Total $         Per $1,000
                                                   Amount           Original
                                                ------------      ------------


 (11) Class A-1 Principal Balance              53,204,419.68      740.67852322
(11a) Class A-1 Pool Factor                        .74067852

 (12) Class A-2 Principal Balance              39,852,000.00      1000.0000000
(12a) Class A-2 Pool Factor                       1.00000000

 (13) Class A-3 Principal Balance              60,675,000.00      1000.0000000
(13a) Class A-3 Pool Factor                       1.00000000

 (14) Class A-4 Principal Balance              94,384,000.00      1000.0000000
(14a) Class A-4 Pool Factor                       1.00000000

 (15) Class A-5 Principal Balance              22,426,000.00      1000.0000000
(15a) Class A-5 Pool Factor                       1.00000000

 (16) Class A-6 Principal Balance              94,855,000.00      1000.0000000
(16a) Class A-6 Pool Factor                       1.00000000

 (17) Class A-7 Principal Balance              83,476,000.00      1000.0000000
(17a) Class A-7 Pool Factor                       1.00000000

 (18) Unpaid Class A Principal Shortfall
      (if any) following current Remittance
      Date                                               .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.02%,6.17%,6.24%,6.42%,6.62%,6.82%,7.13%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 4


                         CUSIP#'S   393505-VR0,VS8,VT6,VU3,VV1,VW9,VX7
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 12/15/97


C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

   (19)   31-59 days                            3,507,695.71                92

   (20)   60 days or more                       1,881,526.87                50

   (21)   Current Month Repossessions             442,941.89                17

   (22)   Repossession Inventory                  739,787.05                29

   (23)   Weighted Average Contract Rate             9.95886


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in July 2001)

   (24)   Average Sixty-Day Delinquency Ratio Test

          (a)  Sixty-Day Delinquency Ratio for current Remittance Date     .49%

          (b)  Average Sixty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; July not exceed 3.5%)                               .21%

   (25)   Average Thirty-Day Delinquency Ratio Test

          (a)  Thirty-Day Delinquency Ratio for current Remittance Date    .66%

          (b)  Average Thirty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; July not exceed 5.5%)                               .50%

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.02%,6.17%,6.24%,6.42%,6.62%,6.82%,7.13%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 5


                         CUSIP#'S   393505-VR0,VS8,VT6,VU3,VV1,VW9,VX7
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 12/15/97



 (26)  Cumulative Realized Losses Test
       (a) Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; July not exceed 5.5% from April 1, 2001 to
          Mar 31, 2002, 6.5% from April 1, 2002 to Mar.31,
          2003, 8.5% from April 1, 2003 to Mar. 31, 2004 and
          and 9.5% thereafter)                                               0%

 (27)  Current Realized Losses Test
       (a) Current Realized Losses for current Remittance Date        8,584.19

       (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
           arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
           July not exceed 2.25%)                                           02%

 (28)  Class M-1 Principal Balance Test
       (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 23.25%)                                               15.41%

 (29)  Class B Principal Balance Test
       (a) Class B Principal Balance (before any distributions
           on current Remittance Date) as of such Remittance date
           greater than $11,000,000.00                                     .00

       (b) Class B Principal Balance (before any distributions
           on current Remittance Date) divided by pool Scheduled
           Principal Balance as of preceding Remittance Date is
           equal to or greater than 11.25%                                7.70%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-5
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 6



                         CUSIP#'S   393505-UW0
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 12/15/97


                                                   Total $         Per $1,000
                                                   Amount           Original
                                                ------------      ------------

CLASS M1 CERTIFICATES
---------------------
 (30) Amount available (including Monthly
      Servicing Fee)                            1,883,161.00

A.    Interest
 (31) Aggregate interest
      a.  Class M-1 Remittance Rate (6.95%,
          unless Weighted Average Contract
          Rate is below 6.95%)                          6.95%

      b.  Class M-1 Interest                      238,906.25        5.79166667

 (32) Amount applied to Class M-1 Interest
      Deficiency Amount                                  .00                 0

 (33) Remaining unpaid Class M-1 Interest
      Deficiency Amount                                  .00                 0

 (34) Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall            .00                 0

 (35) Remaining:
      a.  Unpaid Class M-1 Interest Shortfall            .00                 0

B.    Principal
 (36) Formula Principal Distribution Amount              .00               N/A
      a.     Scheduled Principal                         .00               N/A
      b.     Principal Prepayments                       .00               N/A
      c.     Liquidated Contracts                        .00               N/A
      d.     Repurchases                                 .00               N/A

 (37) Class M-1 Principal Balance              41,250,000.00     1000.00000000
(37a) Class M-1 Pool Factor                       1.00000000

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.97%,7.49%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-5
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 7


                         CUSIP#'S   393505-UX8,UY6
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 12/15/97



 (38) Class M-1 Percentage for such Remittance
      Date                                               .00%


                                                   Total $         Per $1,000
                                                   Amount           Original
                                                ------------      ------------

 (39) Class M-1 Principal Distribution:
      a.  Class M-1 (current)                            .00        0.00000000
      b.  Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                           .00

 (40) Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance Date         .00

 (41) Class M-1 Percentage for the following
      Remittance Date                                    .00%


Class B1 Certificates
---------------------

 (1)  Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including Monthly
      Servicing Fee)                            1,644,254.75

 (2)  Class B-1 Remittance Rate (6.97% unless
      Weighted Average Contract Rate is below 6.97%)    6.97%

 (3)  Aggregate Class B1 Interest                 127,783.33       5.80833333

 (4)  Amount applied to Unpaid Class
      B1 Interest Shortfall                              .00              .00

 (5)  Remaining unpaid Class B1
      Interest Shortfall                                 .00              .00

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.73%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-5
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 8



                         CUSIP#'S   393505-UX8,UY6
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 12/15/97


  (6) Amount applied to Class B1 Interest
      Deficiency Amount                                  .00

  (7) Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                  .00

  (8) Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date           .00

 (8a) Class B Percentage for such Remittance Date        .00


                                                   Total $         Per $1,000
                                                   Amount           Original
                                                ------------      ------------

  (9) Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)             .00

(10a) Class B1 Principal Shortfall                       .00

(10b) Unpaid Class B1 Principal Shortfall                .00

 (11) Class B Principal Balance                41,250,000.00

 (12) Class B1 Principal Balance               22,000,000.00
(12a) Class B1 Pool Factor                       1.000000000


   Please contact Charles F. Pedersen of Firstar Trust Company (414) 287-3921 with any questions regarding this statement or your distribution.


Class B2 Certificates
---------------------

 (13) Remaining Amount Available                1,516,471.42


 (14) Class B-2 Remittance Rate (7.49%
      unless Weighted Average Contract
      Rate is less than 7.49%)                          7.49%

 (15) Aggregate Class B2 Interest                 120,152.08        6.24166667

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.97%,7.49%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-5
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 9



                         CUSIP#'S   393505-UX8,UY6
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 12/15/97



 (16)  Amount applied to Unpaid Class
       B2 Interest Shortfall                             .00               .00

 (17)  (Remaining Unpaid Class B2 Interest Shortfall     .00               .00

 (18)  Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date          .00

 (19)  Class B2 Principal Liquidation Loss Amount        .00

 (20)  Class B2 Principal (zero until Class
       B1 paid down; thereafter, Class B
       Percentage of Formula Principal
       Distribution Amount)                              .00

 (21)  Guarantee Payment                                 .00

 (22)  Class B2 Principal Balance              19,250,000.00
(22a)  Class B2 Pool Factor                       1.00000000



                                                   Total $         Per $1,000
                                                   Amount           Original
                                                ------------      ------------

 (23)  Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive at
       Amount Available if the Company or Green
       Tree Financial Corporation is not the
       Servicer; deducted from funds remaining
       after payment of Class A Distribution
       Amount, Class M-1 Distribution Amount,
       Class B-1 Distribution Amount and Class
       B-2 Distribution Amount; if the Company
       or Green Tree Financial Corporation
       is the Servicer)                           223,421.54

 (24)  3% Guarantee                             1,172,897.80

 (25)  Class C Residual Payment                          .00

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.97%,7.49%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-5
                              CLASS BCERTIFICATES
                                 MONTHLY REPORT
                            NOVEMBER 1997 - Page 10



                         CUSIP#'S   393505-UX8,UY6
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 12/15/97



 (26)  Class M-1 Interest Deficiency on such
       Remittance Date                                   .00

 (27)  Class B-1 Interest Deficiency on such
       Remittance Date                                   .00

 (28)  Repossessed Contracts                      442,941.89

 (29)  Repossessed Contracts Remaining
       in Inventory                               739,787.05